Exhibit 10.2

           ADDENDUM ONE TO SOFTWARE PURCHASE AGREEMENT DATED 8/15/96 Between Kenneth K. Parsons and Information Analysis Incorporated

This ADDENDUM replaces paragraph 3.2 to read:

         "The Seller shall be entitled to a royalty equal to the following schedule of the net license fees collected by IAI from the licensing of the Software to third parties.

                                          Percentage of License Fees

         1st Half 1998                                .5%
         2nd Half 1998                               2.0%
         1999 & thereafter                          10.0%

         Royalties shall be payable to the Seller based on actual collections received for the CAST software and shall be payable on a quarterly basis. The aggregate amount of royalties payable by IAI to the Seller pursuant to this Agreement shall not exceed $1,000,000."

                                                  Information Analysis, Inc.

/s/ Kenneth K. Parsons                            /s/ Sandor Rosenberg
___________________________                       ______________________________
Kenneth K. Parsons                                By  Sandor Rosenberg
                                                  Title: Chief Executive Officer

March 31, 1998                                    March 31, 1998
___________________________                       ______________________________
Date                                              Date